GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds
Class A, Class B, Class C, Institutional, Service and
Class IR Shares (as applicable) of the
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund

Supplement dated October 5, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Due to the current historically low yield environment, effective November 1, 2010, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% of each of the Ultra-Short Duration Government Fund’s and Short Duration Government Fund’s average daily net assets. These management fee waivers are temporary and may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

This Supplement should be retained with your Prospectus for future reference.

SDFIFEESTK 10-10